Exhibit 32.1

CERTIFICATION OF CHIEF EXECUTIVE OFFICER

PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Mark Harrington, as Chief Executive Officer and Principal Accounting Officer of Best Energy Services, Inc., certify, pursuant to and solely for the purpose of Section 906 of the Sarbanes-Oxley Act of 2002, to the best of my knowledge and belief, that:

(1) The Quarterly Report on Form 10-Q for the period ended September 30, 2009 (the “Report”), which this statement accompanies, fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934, as amended; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of best Energy Services, Inc. as of the .

/s/ Mark Harrington
Mark Harrington
Chief Executive Officer and Principal Accounting Officer
May 17, 2010